UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 12, 2016 (July 7, 2016)

SUNOCO LOGISTICS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-31219	23-3096839
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer identification number)

3807 West Chester Pike, Newtown Square, PA 19073

(Address of principal executive office) (Zip Code)

(866) 248-4344

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Underwriting Agreement

On July 7, 2016, Sunoco Logistics Partners L.P. (the “Partnership”) and its wholly owned subsidiary, Sunoco Logistics Partners Operations L.P. (the “Operating Partnership” and, together with the Partnership, the “Partnership Parties”) entered into an underwriting agreement (the “Underwriting Agreement”) with Mizuho Securities USA Inc., BNP Paribas Securities Corp., SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), relating to the issuance and sale by the Operating Partnership of $550 million in aggregate principal amount of 3.90% Senior Notes due 2026 (the “Notes”), in an underwritten public offering (the “Offering”). The Notes issued and sold in the Offering have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to an effective shelf registration statement on Form S-3 (File No. 333-206301) filed with the Securities and Exchange Commission (the “SEC”) on August 11, 2015, as supplemented by the prospectus supplement, dated July 7, 2016 (the “Prospectus Supplement”), relating to the Offering and filed with the SEC pursuant to Rule 424(b) under the Securities Act on July 8, 2016. The closing of the Offering occurred on July 12, 2016.

The Underwriting Agreement contains customary representations, warranties and agreements by the Partnership Parties, customary conditions to closing, indemnification obligations of the Partnership Parties and the Underwriters, including for liabilities under the Securities Act, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

The Operating Partnership will use the net proceeds of the Offering to repay outstanding borrowings under its $2.50 billion revolving credit facility and for general partnership purposes. Affiliates of certain of the Underwriters are lenders under the Operating Partnership’s revolving credit facility and, accordingly, will receive a portion of the net proceeds of the Offering through the Partnership’s repayment of borrowings under such facility. In the ordinary course of their various business activities, the Underwriters and their respective affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers, and such investment and securities activities may involve securities and instruments of the Partnership or its subsidiaries. The Underwriters and their respective affiliates may also make investment recommendations or publish or express independent research views in respect of such securities or instruments and may at any time hold, or recommend to clients that they acquire, long or short positions in such securities and instruments.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Certain legal opinions relating to the Notes are filed herewith as Exhibit 5.1.

Fourteenth Supplemental Indenture

The Notes were issued under the indenture, dated as of December 16, 2005 (the “Base Indenture”), between the Operating Partnership, as issuer, the Partnership, as guarantor, the subsidiary guarantors named therein and Citibank, N.A., as trustee, as supplemented by the Fourteenth Supplemental Indenture, dated as of July 12, 2016 (the “Fourteenth Supplemental Indenture”), between the Operating Partnership, as issuer, the Partnership, as guarantor, and U.S. Bank National Association, as successor trustee. The Notes are fully and unconditionally guaranteed by the Partnership. The material terms of the Notes and the Fourteenth Supplemental Indenture are described in the Prospectus Supplement under the heading “Description of the Notes” and “Description of the Debt Securities,” which description is incorporated by reference in this Item 1.01.

The foregoing description of the Base Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Fourteenth Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Fourteenth Supplemental Indenture, which is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The foregoing description of the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the global note representing the Notes, a form of which is filed as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 7.01.	Regulation FD Disclosure.

On July 7, 2016, the Partnership issued a press release announcing the pricing of the Offering. A copy of the press release is furnished as Exhibit 99.1 hereto.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to Item 7.01 and the press release attached hereto as Exhibit 99.1 relating to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

1.1	Underwriting Agreement, dated as of July 7, 2016, by and among Sunoco Logistics Partners Operations L.P. and Sunoco Logistics Partners L.P. and Mizuho Securities USA Inc., BNP Paribas Securities Corp., SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Indenture, dated as of December 16, 2005, by and among Sunoco Logistics Partners Operations L.P., as issuer, Sunoco Logistics Partners L.P., as guarantor, the subsidiary guarantors named therein and Citibank, N.A., as trustee (incorporated by reference to Exhibit 4.4 of Registration Statement on Form S-3, File No. 333-130564, filed December 21, 2005).

4.2	Fourteenth Supplemental Indenture, dated as of July 12, 2016, by and among Sunoco Logistics Partners Operations L.P., as issuer, Sunoco Logistics Partners L.P., as guarantor, and U.S. Bank National Association, as successor trustee.

4.3	Form of 3.90% Senior Notes due 2026 (incorporated by reference to Exhibit A to Exhibit 4.2 of this Current Report on Form 8-K).

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1 to this Current Report on Form 8-K).

99.1	Press Release, dated July 7, 2016, announcing the pricing of the Offering.

Safe Harbor Statement

Statements contained in this report, or the exhibits to this report, that state the Partnership’s or its management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act and the Exchange Act. The Partnership’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Partnership has filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNOCO LOGISTICS PARTNERS L.P.

By:	Sunoco Partners LLC,
Its General Partner

	By:	/s/ Peter J. Gvazdauskas
	Name:	Peter J. Gvazdauskas
	Title:	Chief Financial Officer and Treasurer

Dated: July 12, 2016

Newtown Square, PA

EXHIBIT INDEX

Exhibit No.	Exhibit Description

1.1	Underwriting Agreement, dated as of July 7, 2016, by and among Sunoco Logistics Partners Operations L.P. and Sunoco Logistics Partners L.P. and Mizuho Securities USA Inc., BNP Paribas Securities Corp., SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC as representatives of the several underwriters named therein.

4.1	Indenture, dated as of December 16, 2005, by and among Sunoco Logistics Partners Operations L.P., as issuer, Sunoco Logistics Partners L.P., as guarantor, the subsidiary guarantors named therein and Citibank, N.A., as trustee (incorporated by reference to Exhibit 4.4 of Registration Statement on Form S-3, File No. 333-130564, filed December 21, 2005).

4.2	Fourteenth Supplemental Indenture, dated as of July 12, 2016, by and among Sunoco Logistics Partners Operations L.P., as issuer, Sunoco Logistics Partners L.P., as guarantor, and U.S. Bank National Association, as successor trustee.

4.3	Form of 3.90% Senior Notes due 2026 (incorporated by reference to Exhibit A to Exhibit 4.2 of this Current Report on Form 8-K).

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1 to this Current Report on Form 8-K).

99.1	Press Release, dated July 7, 2016, announcing the pricing of the Offering.

5